Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Stock Options
The Committee grants stock options only when a key employee has made a significant contribution to the Company and demonstrates the ability to make additional contributions. The options generally vest over six years and expire 10 years from the grant date. No stock options were granted to the Company’s named executive officers in 2025. The Company does not have a formal policy relating to the timing of equity grants, but in practice seeks to avoid granting awards proximate to the release of material nonpublic information.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Company does not have a formal policy relating to the timing of equity grants, but in practice seeks to avoid granting awards proximate to the release of material nonpublic information.